Contingent Subsidiary Sale	9 Months Ended
Sep. 30, 2014
Contingent Subsidiary Sale [Abstract]
Contingent Subsidiary Sale [Text Block]
17.  Contingent Subsidiary Sale

On June 13, 2014, the Company closed on an agreement for the sale of 100% of the issued and outstanding capital stock of Protea Europe to the AzurRx BioPharma, Inc. (the “Buyer”) pursuant to the terms of a Stock Purchase and Sale Agreement (the “SPA”), dated as of May 21, 2014. Under the terms of the SPA, the Company received the following consideration:

i.	an aggregate amount of $300,000 (the “Purchase Price”) including $200,000 in cash and $100,000 from the forgiveness of outstanding indebtedness of the Company owed to the Buyer;
ii.	100 shares of Series A Preferred Stock of the Buyer (the “Preferred Stock”) that is convertible into 33% of the issued and outstanding common stock of the Buyer; and
iii.
the right to receive certain other contingent consideration to be paid upon the satisfaction of certain events, including (a) a one-time milestone payment of $2,000,000 due within (10) days of receipt of the first approval by the FDA of a New Drug Application or Biologics License Application for a Business Product; (b) royalty payments equal to 2.5% of net sales of Business Product up to $100,000,000 and 1.5% of net sales of Business Product in excess of $100,000,000 and (c) ten percent (10%) of the Transaction Value received in connection with a sale or transfer of the pharmaceutical development business of Protea Europe.

In connection with the closing, the Company assigned (i) to Protea Europe all of its rights, assets, know-how and intellectual property rights in connection with program PR1101 and those granted under the Joint Research and Development Agreement with Laboratoires Mayoly Spindler SAS dated March 22, 2010 and (ii) to the Buyer all amounts, together with any right of reimbursement, due to the Company in connection with outstanding shareholder loans.

In the event the Buyer has not raised gross proceeds from an equity or equity-linked financing of at least $2 million on or before the date that is 6 months following the Closing Date (“Reversion Date”), all funds raised in such financing through the Reversion Date will revert to the Company and the Preferred Stock issued to the Company will be forfeited (the “Reversion”). In the event of a Reversion, the Company will issue shares of its common stock to the Buyer equal to the total dollar amount raised by the Buyer through the Reversion Date plus the Purchase Price and the $300,000 option fee paid on March 27, 2014, at a per share price equal to the greater of $0.55 or the 20 day volume weighted average price of the Company’s common stock. The potential transaction is not included in the September 30, 2014 financial statements due to contingency of full consummation.